SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                  April 7, 2003

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


ITEM 5.  OTHER EVENTS.

         1-800-FLOWERS.COM, Inc. (the "Company") has received notice from J.P. Morgan Partners (SBIC), LLC, ("J.P. Morgan Partners, LLC") that it has terminated its Rule 10b5-1 Sales Plan ("Plan"). The effective date of the Plan's termination is at the close of business on Tuesday, April 8, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

None.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           1-800-FLOWERS.COM, INC.


DATE:  April 7, 2003       By: /s/ William E. Shea
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                           William E.Shea
                           Chief Financial Officer
                           Senior Vice-President-Finance
                           and Administration